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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 28, 2003



                         FAMOUS DAVE'S OF AMERICA, INC.
             (Exact name of registrant as specified in its charter)


          Minnesota                        0-21625               41-1782300
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)


                  8091 Wallace Road, Eden Prairie, MN              55344
                (Address of principal executive offices)         (Zip Code)


                                 (952) 294-1300
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

On July 28, 2003, Famous Dave's of America, Inc. issued a press release announcing the election of David Goronkin to the Company's Board of Directors and the appointment of Mr. Goronkin as the Company's new Chief Executive Officer, each effective as of August 11, 2003. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (c) Exhibits

        99.1  Famous Dave's of America, Inc. Press Release dated July 28, 2003.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FAMOUS DAVE'S OF AMERICA, INC.


Date: July 28, 2003                             By:     /s/ Kenneth Stanecki
                                                    ----------------------------
                                                Name:  Kenneth Stanecki
                                                Title: Chief Financial Officer